AST SpaceMobile

Transforming how
the world connects

Nasdaq

NASDAQ: ASTS

Investor Presentation

November 2021

Forward Looking Statements

The information in this presentation and the oral statements made in connection therewith includes "forward-looking statements" for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact in this presentation and the oral statements made in connection therewith regarding AST SpaceMobile, Inc.'s, collectively with its subsidiaries ("SpaceMobile" or the "Company"), financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as "expect," "believe," "anticipate," "intend," "estimate," "seek" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Form S-1 Registration Statement filed with the SEC on June 25, 2021 (File No. 333-257425) as well as the Risk Factors contained in Part II, Item 1A of AST SpaceMobile's Form 10-Q dated August 16, 2021. The Company's securities filings can be accessed on the EDGAR section of the SEC's website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Industry and Market Data

This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness.

Trademarks and Trade Names

AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

AST Investor Presentation











The Overview


AST

SpaceMobile will connect directly to mobile phones

Source: GSMA Intelligence (data as of 3/31/2021).

1. Metric defined as number of subscribers represented by mobile network operators who have agreements and understandings with AST SpaceMobile as of 9/30/2021.

Building the first and only space-based cellular broadband network

Giant total addressable market
Global wireless services market generates over $1 trillion in annual revenue via 5 billion mobile devices

Revolutionary tech, over 1,600 patent & patent-pending claims and first-mover advantage
Technology designed to deliver broadband from space to unmodified mobile devices, providing a one-of-a-kind service to fill cellular coverage gaps

Industry-leading strategic partners
Investment, development and commercial relationships with Vodafone, American Tower, Rakuten and others

Built-in customer base ready to be turned on
When operational, SpaceMobile service will be available to the 1.5 billion existing MNO subscribers of AST SpaceMobile's wireless customers [1]

Flexible, scalable, super-wholesale business model
The SpaceMobile network is designed to provide frictionless access to existing MNO subscribers under revenue share agreements


11:40
5Gs
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

SpaceMobile solves a big problem

5 billion mobile phones in service today will no longer need to go dark when out of range of cell towers

1. Source: space.com.

What problem does SpaceMobile solve?

- Broadband connectivity to existing mobile phones when out of range of cell towers
- Affordable broadband data/voice/text services to those in rural and remote areas without cellular coverage
- Company and government universal connectivity goals and regulatory requirements, working to bridge the digital divide
- Emergency service during natural disasters

Why is SpaceMobile different?

- World's first and only space-based cellular broadband network
- Broadband connectivity directly to unmodified mobile phones, with no separate, costly ground antenna or specialized phones
- Dramatic expansion beyond traditional satellite end markets to mass market mobility

Why now?

- 5 billion mobile-phone installed user base
- Advances in mobile technology and related infrastructure, in particular cloud-based network virtualization
- Satellite launch costs have fallen 90% since 2008 [1]
- Advances in miniaturization and reduced power needs driving low latency, low earth orbit satellite system architecture
- Broadband serves as a human necessity and a human right

Why no competition?

- 1,600+ patent and patent-pending claims provide technological barrier to entry
- First-mover advantage of a new technology solution and direct-to-handset system architecture
- Binding, mutually exclusive commercial agreements with large, global wireless companies

AST SpaceMobile technology solution

Differentiated approach compared to existing space-based communications

	First & Only Broadband Direct To Mobile Phones	Direct via Proprietary Mobile Phones	Indirect via Complex, Expensive Hardware
	AST SpaceMobile  09:41		
	Any standard mobile phone	Provider-specific satphones (~$1K)	Provider-specific antennas mounted on planes, ships, vehicles, buildings (~$1K-$200K+)
End Users	Mass market mobility and the unconnected	Narrowband service on satphones	Enterprise, Maritime, Aviation, Government, Residential
Market Size [1]	**> $1 trillion**	**< $2 billion**	**< $20 billion**

1. Market size based on the sum of 2020A revenues of included providers, AST SpaceMobile market size based on GSMA estimate of total cellular wireless market spend.

Company snapshot

Founder-led leadership and deep team with decades of successful execution

Global Infrastructure



Midland (TX) Intl.
Air & Space Port
HQ/Manufacturing

Maryland
Space Assembly
Lab

Israel
RF/Hardware
Design

Spain
Mechanical
Design

Lithuania
Prototyping/
Support

United Kingdom
Manufacturing/
Support

Expert Team

220+
space scientists and consultants

509 [1]
Total team working on AST SpaceMobile

26
of whom are PhDs

40
prior satellite builds/launches



Abel Avellan
Chairman and CEO

- 25+ years space industry experience
- Co-inventor of 18 U.S. Patents
- Former Founder and CEO of EMC (Emerging Markets Comms.) until $550mm sale in 2016
- Provided initial seed capital for AST SpaceMobile



Tom Severson
Chief Operating Officer
Chief Financial Officer

- Former CFO of EMC, Myxer, Nicklaus, Paxson, early on Sinclair Broadcast Group and KPMG
- $3.2bn in acquisitions, $6.2B in capital raise
- $1.5bn in sales transactions



Brian Heller
General Counsel and Secretary

- 20+ years of public company legal experience
- Prior General Counsel of Castle Brands Inc.
- Former Partner practicing Corporate and IP law



Chris Ivory
Chief Commercial Officer

- 25+ years in satcom
- Prior SVP EMC and EVP Globecomm



Dr. Ray Sedwick
Chief Space Scientist

- Director, Space Power and Propulsion Lab at University of Maryland
- NASA Innovative Advanced Concepts Fellow



Scott Wisniewski
Chief Strategy Officer

- 10+ years of M&A / financing experience
- Previously Managing Director, TMT Investment Banking at Barclays
- Advised AST on its $110mm Series B in 2019 and the SPAC merger / PIPE financing in 2021



Dr. Huiwen Yao
Chief Technology Officer

- 30+ years RF engineering + satcom
- Prior: Northrop Grumman Innovation
- Systems (Orbital ATK)
- 40+ GEO satellites built

1. Including 301 full-time employees, 47 full-time contractors and 161 employees of 3rd party engineering services providers working on AST SpaceMobile. As of 9/30/2021.

AST SpaceMobile headquarters at Midland International Air & Space Port

85,000 sq ft facility with potential capacity to produce up to 2 satellites per month


AST

The Market



Market opportunity

Significant financial opportunity to change the lives of billions of people around the globe

Source: GSMA market data.

AST SpaceMobile

Designed to eliminate coverage gaps and enable billions of people globally to stay connected through their mobile phones

$1 Trillion

global mobile wireless services market

5 Billion

mobile phones moving in and out of coverage

~50%

global population without cellular broadband



5.2 billion mobile devices globally

Source: GSMA Intelligence (data as of 12/31/2020).

Global wireless services market generates over $1 trillion in annual revenue, with a backdrop of evolving and imperfect networks

Global Population – 7.8 billion



3.8bn
5.2bn
2.6bn
4.0bn
1.2bn
Cellular subscribers - broadband
Cellular subscribers - no broadband
Not a cellular subscriber

5.2 billion unique cellular subscribers → *move in and out of coverage as they live, work and travel*

3.8 billion not subscribed to cellular broadband
- → *0.6 billion have no coverage*
- → *3.2 billion usage gap*

Everyone connected all the time



AST SpaceMobile

How subscribers are expected to use SpaceMobile

Service designed to be compatible with the 5 billion existing mobile phones used globally today

Significant flexibility in go-to-market strategy, with multiple potential ways for cellular subscribers to access more and better connectivity

Day Pass (Ad-Hoc)	• Subscribers receive a text on their phone asking if they would like to turn on SpaceMobile service
Monthly Add-on (Consumer)	• A fixed monthly rate to add SpaceMobile as a supplemental service to existing cellular plan • Automatically connect with SpaceMobile's network upon entering an area without cell tower coverage
Monthly Add-on (Enterprise)	• Same as consumer, but with more data targeting power users
Standalone Plan (Unconnected Subs)	• In areas without reliable cellular coverage today, subscribers would use and pay for SpaceMobile as their primary network • Incumbent wireless companies would sell phones and market service
Emergency Connection	• Subscribers would use SpaceMobile during emergencies and natural disasters when terrestrial networks have failed


11:40
5G
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

The Technology



AST SpaceMobile

Technology highlights

With 1,600+ patent and patent-pending claims, AST SpaceMobile's technology provides global broadband service directly to unmodified mobile phones



Patented

Ultra-powerful satellites leveraging existing technologies

2G/3G/4G LTE/5G & NBIoT connectivity

No modifications to standard mobile phones or IoT devices

Seamless

Automatic roaming from land networks to space

Everywhere

Truly global 4G/5G speeds on land, at sea and in flight

Space-based low-latency broadband architecture

SpaceMobile will offer connectivity from low Earth orbit, akin to cell towers in space



Satellites at 700km altitude offer low-latency and attractive look angles

Large satellites create over 1 million fixed terrestrial cells globally with broadband capacity

Low- and mid-band frequencies shared with wireless customers on non-interference basis

High-throughput Q/V-band feeder links for backhaul

Direct link to unmodified mobile phones and other cellular devices

Gateways / Partner Network

Terrestrial Telecom Network

AST SpaceMobile

The Update



Second facility in Midland, Texas under contract

On October 14th, AST SpaceMobile entered into an agreement to purchase a ~100,000 sq ft expansion facility in Midland, Texas

The new facility, together with additional on-site investment, provides potential capacity to produce 6 spacecraft per month with highly automated processes





Final assembly, integration, testing and delivery

Midland facility clean room where final AIT of BlueWalker 3 is being conducted


MAXIMUM WORKING LOAD 85KG
WORKING LOAD 85KG
B

AST SpaceMobile

Final assembly, integration, testing and delivery (cont'd)

Second generation launch vehicle adapter



Assembly line preparation



Full satellite radio frequency testing



Vibration testing





Satellite container arrives



BlueWalker 3 micron assembly

All BW3 components are now on hand, either purchased from a 3rd party or manufactured in house

Micron assembly line






Antenna manufacturing process




Micron



BlueWalker 3 micron testing

Thermal testing highly-automated process



Antenna component testing







Radio frequency testing




AST

BlueWalker 3 in-orbit plan



- Size: 693 square-foot phased array
- We believe BW3 will be one of the largest phased array antenna deployed into low Earth orbit
- Altitude: ~400 kilometers (~250 miles)
- Orbit: 53 degrees inclined
- Speed: ~25,000 km/h (~17,000 mph)
- Circle the Earth every ~90 minutes

Q3 2021 key financial metrics

Operating Expenses



$mm
Pre-Transaction
Post-Transaction
+13.0
+$0.3
+$8.6
+$3.6
+$0.9
$25.1
$0.5
$9.6
$9.2
$5.8
($2.0)
+$0.4
($4.7)
+$0.1
+$2.2
$23.1
$0.9
$4.9
$9.3
$8.0
$12.1
$0.6
$1.0
$5.5
$4.9
Q1 2021
Q2 2021
Q3 2021
Depreciation and amortization
Research and development costs
General and administrative costs
Engineering services

Capex



$mm
$76.6
+$4.2
$19.9
$54.4
$15.7
+$18.0
$56.7
$38.7
As of 6/30/2021
As of 9/30/2021
BlueWalker 3 Satellite - construction in process
Property and equipment

As of 9/30, we have $56.7mm invested in BW3 and expect to incur an additional $10mm - $12mm including non-recurring engineering, components and launch

AST SpaceMobile differentiation

- Only pure play, low Earth orbit (LEO) broadband communications company that is publicly-traded
- Novel technology solution applicable to a market of 5 billion mobile phones and the related $1 trillion TAM [1]
- Jointly going to market, not competing, with mobile network operators with hundreds of millions of subscribers
- Revenue share business model designed to allow users to sign up with a simple text message
- Approximately $360 million cash and cash equivalents to fund business operations and the first phase of production spacecraft [2]

1. AST SpaceMobile market size based on GSMA Intelligence estimate of total cellular wireless market spend.
2. As of September 30, 2021.

Appendix



ASTS share count

Shares	millions	Comment
Class A common stock	51.73	Publicly-traded shares
Class B common stock [1,2]	51.64	Series A / B shares
Class C common stock [1,2]	78.16	Abel Avellan [3] shares
Total basic shares	181.53	

Other		
Public warrants	11.5	$11.50 exercise price
Sponsor warrants	6.1	$11.50 exercise price
Incentive equity options and RSUs [4]	15.4	Management grants outstanding as of 9/30/2021

1. Following the Business Combination with NPA (closed on April 6, 2021), the Company was organized as an umbrella partnership-C corporation ("Up-C") structure. As a result of the Up-C structure, the Company is a holding company and, accordingly, all the business of AST is held directly by AST, of which we are the managing member.
2. The Class B and C common stockholders own economic interests in AST LLC which are redeemable into either shares of Class A common stock on a one-for-one basis or cash at the option of the Special Redemption Committee. These shares are subject to lock-up restrictions until April 6, 2022 under the Stockholders' Agreement. See AST's July 2, 2021 Form 424B filing for additional detail.
3. Abel Avellan, AST's Chief Executive Officer, has historically elected not to be paid any base salary in excess of applicable minimum wage requirements under federal law and, as such, has received substantially below-market base salary.
4. Except as otherwise provided by the AST Board of Directors, each AST Incentive Equity Unit will be redeemable for one share of Class A Common Stock on the later of April 6, 2023 and the six-month anniversary of the vesting date.


AST SpaceMobile
Nasdaq
NASDAQ: ASTS